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                                                                EXHIBIT 19(c)


                           TRUSTEES POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

        Each of the undersigned, as trustees of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                        1940 Act
                                                       Reg. Number
                                                       -----------

                Growth Trust                            811-07395
                Growth and Income Trust                 811-07393
                Income Trust                            811-07307
                Tax-Free Income Trust                   811-07397
                World Trust                             811-07399


hereby constitutes and appoints William R. Pearce and Leslie L. Ogg or either one of them, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Act and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.


        Dated the 8th day of January, 1997.


     /s/ H. Brewster Atwater, Jr.                    /s/ Melvin R. Laird
     ------------------------------                  ------------------------
         H. Brewster Atwater, Jr.                        Melvin R. Laird


     /s/ Lynne V. Cheney                             /s/ William R. Pearce
     ------------------------------                  ------------------------
         Lynne V. Cheney                                 William R. Pearce


     /s/ William H. Dudley                           /s/ Alan K. Simpson
     ------------------------------                  ------------------------
         William H. Dudley                               Alan K. Simpson


     /s/ Robert F. Froehlke                          /s/ Edson W. Spencer
     ------------------------------                  ------------------------
         Robert F. Froehlke                              Edson W. Spencer


     /s/ David R. Hubers                             /s/ John R. Thomas
     ------------------------------                  ------------------------
         David R. Hubers                                 John R. Thomas


     /s/ Heinz F. Hutter                             /s/ Wheelock Whitney
     ------------------------------                  ------------------------
         Heinz F. Hutter                                 Wheelock Whitney


     /s/ Anne P. Jones                               /s/ C. Angus Wurtele
     ------------------------------                  ------------------------
         Anne P. Jones                                   C. Angus Wurtele